Securities (Gains (Losses) on the sales of debt securities and credit losses for OTTI of investments) (Details) (Debt Securities [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Securities [Member]
Gain (Loss) on Investments [Line Items]
Gross Realized Gains	$ 1,826	$ 2,889	$ 983
Gross Realized (Losses)	(1,162)	(1,838)	(633)
OTTI Credit Losses	0	(649)	(324)
Net Gains	$ 664	$ 402	$ 26